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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                        FARMERS & MERCHANTS BANCORP, INC

     In connection with the Annual Report on Form 10-K of Farmers & Merchants Bancorp, Inc. for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Barbara
     J. Britenriker, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. 1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

               1. The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and;

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

               Date: February 27, 2004

                                                       /s/ Barbara Britenriker
                                                       ------------------------
                                                       Barbara Britenriker
                                                       Chief Financial Officer